EXHIBIT 99.1

-------------------------------------------------------------------------------
Morgan Stanley                                                  August 13, 2002
Securitized Products Group

                                Morgan Stanley

-------------------------------------------------------------------------------


                            Computational Materials


                                 $472,459,000



                           MSDWCC HELOC Trust 2002-1



                          Home Equity Line of Credit
                           Asset Backed Certificates


                 Morgan Stanley Dean Witter Credit Corporation
                                Seller/Servicer


                                  FSA Wrapped

-------------------------------------------------------------------------------
Morgan Stanley                                                  August 13, 2002
Securitized Products Group

                                Morgan Stanley

-------------------------------------------------------------------------------

                                 $472,459,000

                           MSDWCC HELOC Trust 2002-1

        Morgan Stanley Dean Witter Credit Corporation - Seller/Servicer

                            Transaction Highlights
                            ----------------------

----------------------------------------------------------------------------------------------------------------------------------


                                  Expected
                                   Ratings                                    Modified       Payment Window
                                   (S&P/                    Avg Life To      Duration To           To          Day
 Class(1)     Description         Moody's)   Balance       Call/Mty(1)(2)   Call/Mty(1)(2)    Call/Mty(1)(2)   Count    Benchmark
==================================================================================================================================
             FSA Wrapped AAA
    A        Asset Backed Notes   AAA/Aaa    $472,459,000   2.81/2.88       2.70/2.76        1 - 76/ 1 - 94    Act/360  1-mo. LIBOR
----------------------------------------------------------------------------------------------------------------------------------
Notes:   (1)  The notes are priced to the 10% optional redemption date.
         (2)  Based on the prepayment and draw rate assumptions.  See details below.




Seller:                         Morgan Stanley Dean Witter Credit Corporation

Servicer:                       Morgan Stanley Dean Witter Credit Corporation

Indenture Trustee:              Wells Fargo Bank Minnesota, N.A.

Owner Trustee:                  Wilmington Trust Company

Manager(s):                     Morgan Stanley (lead manager), Blaylock & Partners, L.P. and Utendahl Capital Partners, L.P.
                                (co-managers)

Rating Agencies:                Moody's Investor Service and Standard & Poor's

Cut-Off Date:                   August 1, 2002

Expected Pricing Date:          [August 15/16, 2002].  Priced to 10% optional redemption date.

Expected Settlement Date:       August 29, 2002 through DTC, Euroclear, and Clearstream.
                                Settles flat.

Payment Dates:                  The 25th of each month, beginning September 25, 2002.

Mortgage Loans:                 The combination of:
                                (i)  approximately 1,531 adjustable-rate, prime quality first lien revolving credit loans with an approximate aggregate unpaid balance of $137,844,603;
                                (ii) approximately 5,519 adjustable-rate, prime quality second lien revolving credit loans with an approximate aggregate unpaid balance of $310,485,314;
                               (iii) approximately 325 fixed rate second liens with an approximate aggregate unpaid balance of
                                     $11,973,062;
                               (iii) approximately 10 one-month LIBOR indexed first lien loans with an approximate aggregate unpaid balance of $3,563,800; and
                                (iv) approximately 28 six-month LIBOR indexed first lien loans with an approximate aggregate unpaid balance of $8,592,635



This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO
A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH
WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN
RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN
SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.
Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.



                                      2

Transaction Structure:          60-month managed amortization period (MAP) followed by rapid amortization period (RAP) in which
                                100% of principal collections are distributed to the Class A Noteholders

Pricing Speed:                  o   Prepayment Rate: 40% CPR
                                o   Draw Rate: 20%

Final Payment Date:             Payment Date in September of 2027

Credit Enhancer:                Financial Security Assurance, Inc. ("FSA")

Optional Redemption:            Outstanding Class A Note Balance is less than or equal to 10% of original Class A Note Balance.
                                The notes are priced to the 10% optional redemption date.

Step-up Coupon:                 The margin on the notes will double after the 10% redemption date if the redemption is not exercised.

Net Funds Cap:                  The weighted average of the Mortgage Loan Rates, net of the servicing fee, trustee fee, policy premium and minimum Excess Interest amount of 0.50%.

Net Funds Cap Carryover
Amount:                         Net funds cap carryover amount will be payable on the notes. The net funds cap carryover amount will not be covered by the FSA guaranty and will not be addressed by the ratings assigned to the notes by the rating agencies.

Trust Tax Status:               Owner Trust.

ERISA Eligibility:              The Notes are expected to be ERISA eligible.

SMMEA Eligibility:              The Notes are not SMMEA eligible.

Credit Structure                On each payment date, the Investor Percentage of interest and principal collections (please see below) on the loans (net of the 0.50% servicing fee) will be used to pay the following amounts in the priority indicated:

                                1.   Indenture and Owner Trustee Fees
                                2.   Insurer Premium
                                3.   Class A Interest
                                4.   Class A Principal
                                5.   Class A Investor Losses
                                6.   Class A overcollateralization deficit
                                7.   Any Outstanding Amounts owed to the Insurer
                                8.   Class A Overcollateralization Requirement
                                9.   Class A Net Funds Cap Carry-Over Amount
                                10.  Remaining amounts payable to MSDWCC or its affiliate as Certificateholder


                                The prorata share of interest, losses and principal collections during the MAP period will be based on the Investor Percentage which is the ratio of the outstanding Investor Amount to the Pool Balance.

                                During the Managed Amortization Period (MAP) period, principal will be allocated on a pro rata basis to investors based on the Investor Percentage.  During the Rapid Amortization Period (RAP)
                                period, all principal collections will be paid to the Class A Noteholders.

                                Interest and losses will be allocated on a pro rata basis based on the Investor Percentage during both the MAP and RAP period.

                                As of the closing date, the Certificateholder Interest will equal zero. To the extent principal draws exceed principal payments during the MAP period, the Certificateholder
                                Interest will increase by the amount of this differential. The Certificateholder Interest will grow by the amount of draws during the RAP period.

Class A Interest                The Class A Noteholders will be entitled to receive monthly interest based on a 1-month LIBOR rate + [ ] on the outstanding balance of the Class A Notes subject to a net funds cap for the related period. The noteholders' interest will generally be payable out of the Investor Percentage of interest collections.

                                Interest will be payable on an actual/360 day-count basis. Interest will accrue from and including the prior payment date to but excluding the next payment date. On the closing date, interest will accrue from the closing date to the next payment date.



This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS,
ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY
ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO
A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH
WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH
PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN
RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN
SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND
PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE
TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement.
Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International
Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K.
SECURITIES AND FUTURES AUTHORITY.



                                      3

Class A Principal               The Class A Investor Percentage of principal will be payable to the noteholders on a monthly basis during the MAP period based on the positive difference between aggregate principal collections and draws or additional balances created during the related collection period. During the RAP period, all principal collections received on the collateral will be paid to the Class A Noteholders.

MAP Period                      For a period of approximately 60 months from the closing date through the payment date in
                                August 2007, Class A Noteholders shall receive the Investor Percentage of the difference between aggregates principal collections and draws or additional balances created during the related collection period.

                                As mentioned below, the MAP period may terminate earlier due to the occurrence of a
                                Rapid Amortization Event.

RAP Period                      Upon the completion of the MAP period or upon the occurrence of a Rapid Amortization Event,
                                Class A Noteholders shall receive all principal collections on the collateral until the
                                Class A Notes are retired in full.

Rapid Amortization Events       The following will constitute Rapid Amortization Events:

                                1.   Breach of representations and warranties or covenants in a material manner which continues unremedied for a specified period of time after written notice
                                2.   Occurrence of certain events of bankruptcy, insolvency or receivership relating to the
                                     Seller or Issuer
                                3.   Issuer becomes subject to regulation as an investment company within the meaning of the
                                     Investment Company Act of 1940
                                4.   Failure to make a payment or deposit when due under the various Agreements within five business days
                                5.   Aggregate of all draws under the insurance policy exceeds a predetermined amount or percentage
                                6.   Issuer is determined to be an association taxable as a corporation for federal income tax purposes
                                7.   Any other event specified in the indenture.

Class A Investor Amount         The Class A Investor Amount equals the initial principal amount of the Class A Notes issued minus the amount of principal payments allocated to the Class A Notes (does not include Class A
                                Overcollateralization Requirement) minus Class A Investor Losses.

Certificateholder Interest      The Certificateholder Interest will comprise the Pool Balance in excess of the Class A
                                Investor Amount.

Credit Enhancement              Credit enhancement consists of the following:

                                1.   Excess Interest Collections
                                2.   Overcollateralization Amount
                                3.   FSA Financial Guaranty Insurance Policy

                                The FSA Financial Guaranty Insurance Policy will generally guarantee the timely payment of interest on the Class A Notes and the ultimate payment of the outstanding principal amount of the Class A Notes on the Final Payment Date, September 2027. In addition, on any Payment Date, the policy will guarantee payment of principal on the Class A Notes equal to the amount by which the Class A Note Balance exceeds the Class A Investor
                                Amount.

                                On the Distribution Date in March 2005 and thereafter, the overcollateralization may step down to 2x the initial overcollateralization requirement, subject to a 0.5% floor and performance triggers.

Servicer Advances               There will be no servicer advances.














This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

To Maturity
-----------



                           Percentage of Class A Certificate Principal Balance Outstanding (1)

    Dates             25 CPR           30 CPR           35 CPR            40 CPR           45 CPR            50 CPR        60 CPR
-------------      -------------   --------------  ---------------  --------------     ---------------     -----------   ----------
    Initial           100              100               100               100              100               100              100
   Aug-03              91               85                79                73               67               61                49
   Aug-04              85               74                64                54               45               37                24
   Aug-05              79               64                51                40               31               24                12
   Aug-06              74               56                42                30               22               15                6
   Aug-07              69               49                34                23               15                9                3
   Aug-08              49               32                21                13               7                 4                1
   Aug-09              31               18                10                5                2                 1                0
   Aug-10              14                5                1                 0                0                 0                0
   Aug-11              0                 0                0                 0                0                 0                0
   Aug-12              0                 0                0                 0                0                 0                0
   Aug-13              0                 0                0                 0                0                 0                0
   Aug-14              0                 0                0                 0                0                 0                0
   Aug-15              0                 0                0                 0                0                 0                0
   Aug-16              0                 0                0                 0                0                 0                0
   Aug-17              0                 0                0                 0                0                 0                0
   Aug-18              0                 0                0                 0                0                 0                0
   Aug-19              0                 0                0                 0                0                 0                0
   Aug-20              0                 0                0                 0                0                 0                0
   Aug-21              0                 0                0                 0                0                 0                0
   Aug-22              0                 0                0                 0                0                 0                0
   Aug-23              0                 0                0                 0                0                 0                0
   Aug-24              0                 0                0                 0                0                 0                0
   Aug-25              0                 0                0                 0                0                 0                0
   Aug-26              0                 0                0                 0                0                 0                0
   Aug-27              0                 0                0                 0                0                 0                0
   Aug-28              0                 0                0                 0                0                 0                0
   Aug-29              0                 0                0                 0                0                 0                0
   Aug-30              0                 0                0                 0                0                 0                0
   Aug-31              0                 0                0                 0                0                 0                0
   Aug-32              0                 0                0                 0                0                 0                0

  Average Life to     5.44             4.33             3.51              2.88              2.39             1.99             1.41
  Maturity (years)
  Average Life to     5.41             4.29             3.46              2.81              2.30             1.89             1.29
  Call (2) (years)


(1)    Constant 20% Draw Rate
(2)    10% Optional Clean-Up Call






This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.




                            Net Funds Cap Schedule


                          Net Cash Cap                              Net Cash Cap                               Net Cash Cap
           Distribution      Coupon                  Distribution      Coupon                   Distribution      Coupon
  Period       Date        (ACT/360)         Period      Date        (ACT/360)         Period       Date        (ACT/360)
-----------------------------------------------------------------------------------------------------------------------------

    0      August-02           -               40   December-05        16.44             80    April-09              16.04
    1      September-02       4.31             41   January-06         15.91             81    May-09                16.58
    2      October-02        16.15             42   February-06        15.92             82    June-09               16.04
    3      November-02       15.64             43   March-06           17.63             83    July-09               16.58
    4      December-02       16.17             44   April-06           15.93             84    August-09             16.05
    5      January-03        15.66             45   May-06             16.46             85    September-09          16.05
    6      February-03       15.67             46   June-06            15.93             86    October-09            16.59
    7      March-03          17.36             47   July-06            16.47             87    November-09           16.05
    8      April-03          15.69             48   August-06          15.94             88    December-09           16.59
    9      May-03            16.22             49   September-06       15.95             89    January-10            16.06
    10     June-03           15.71             50   October-06         16.48             90    February-10           16.06
    11     July-03           16.24             51   November-06        15.95             91    March-10              17.78
    12     August-03         15.73             52   December-06        16.49             92    April-10              16.06
    13     September-03      15.73             53   January-07         15.96             93    May-10                16.60
    14     October-03        16.27             54   February-07        15.97             94    June-10               16.07
    15     November-03       15.75             55   March-07           17.68
    16     December-03       16.28             56   April-07           15.97
    17     January-04        15.77             57   May-07             16.51
    18     February-04       15.77             58   June-07            15.98
    19     March-04          16.87             59   July-07            16.52
    20     April-04          15.79             60   August-07          15.99
    21     May-04            16.32             61   September-07       15.99
    22     June-04           15.80             62   October-07         16.53
    23     July-04           16.34             63   November-07        16.00
    24     August-04         15.82             64   December-07        16.53
    25     September-04      15.82             65   January-08         16.00
    26     October-04        16.36             66   February-08        16.01
    27     November-04       15.83             67   March-08           17.11
    28     December-04       16.37             68   April-08           16.01
    29     January-05        15.85             69   May-08             16.55
    30     February-05       15.85             70   June-08            16.02
    31     March-05          17.56             71   July-08            16.55
    32     April-05          15.87             72   August-08          16.02
    33     May-05            16.40             73   September-08       16.02
    34     June-05           15.88             74   October-08         16.56
    35     July-05           16.41             75   November-08        16.03
    36     August-05         15.89             76   December-08        16.57
    37     September-05      15.89             77   January-09         16.03
    38     October-05        16.43             78   February-09        16.04
    39     November-05       15.90             79   March-09           17.76



1 Run assuming prepayment rate of 40% CPR, draw rate 20% , no losses, and with prime rate, 1 month and 6 month LIBOR rates of 20%





This information has been prepared in connection with the issuance of securities representing debt of the above trust, and is based in part on information provided by Morgan Stanley Dean Witter Credit Corporation with respect to the expected characteristics of the pool of home equity loans in which these securities will represent debt obligations. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the collateral will prepay or new balances will be originated at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the collateral contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. Any collateral or structural termsheets contained herein supercede all prior termsheets. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


     MORGAN STANLEY
     7,413 records
     Balance: 472,459,414
     Credit Corp: HELOC Loans

      All records

----------------------------------------------------------------------------------------------------------------------------------

1. Pool

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Pool                                                          Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               HELOC- 10YrIO - 1ST LIEN                                               1,531     137,844,603.03              29.18
               -------------------------------------------------------------------------------------------------------------------
               HELOC- 10YrIO - 2ND LIEN                                               5,519     310,485,314.23              65.72
               -------------------------------------------------------------------------------------------------------------------
               2ND LIEN- Fixed                                                          325      11,973,061.54               2.53
               -------------------------------------------------------------------------------------------------------------------
               ARM- 10YrIO, 15Yr Amort, 6Mo LIBOR                                        28       8,592,635.54               1.82
               -------------------------------------------------------------------------------------------------------------------
               ARM- 10YrIO, 15Yr Amort, 1Mo LIBOR                                        10       3,563,800.00               0.75
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------


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----------------------------------------------------------------------------------------------------------------------------------

2. Property Type

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Property Type                                                 Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               Single Family Residence                                                5,889     379,725,168.61              80.37
               -------------------------------------------------------------------------------------------------------------------
               PUD                                                                      738      47,429,256.81              10.04
               -------------------------------------------------------------------------------------------------------------------
               Condo                                                                    538      28,557,062.35               6.04
               -------------------------------------------------------------------------------------------------------------------
               2-4 Family                                                               199      14,177,782.01               3.00
               -------------------------------------------------------------------------------------------------------------------
               Other                                                                     49       2,570,144.56               0.54
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------


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----------------------------------------------------------------------------------------------------------------------------------

3. Occupancy (as indicated by Borrower)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Occupancy (as indicated by Borrower)                          Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               Primary                                                                6,936     423,024,707.56              89.54
               -------------------------------------------------------------------------------------------------------------------
               Second Home                                                              340      41,941,374.24               8.88
               -------------------------------------------------------------------------------------------------------------------
               Investment                                                               137       7,493,332.54               1.59
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------


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----------------------------------------------------------------------------------------------------------------------------------

4. Range of Principal Balances ($)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Range of Principal Balances ($)                               Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               0                                                                        741               0.00               0.00
               -------------------------------------------------------------------------------------------------------------------
               0.01 to 25,000.00                                                      2,502      29,588,191.93               6.26
               -------------------------------------------------------------------------------------------------------------------
               25,000.01 to 50,000.00                                                 1,704      63,162,931.02              13.37
               -------------------------------------------------------------------------------------------------------------------
               50,000.01 to 75,000.00                                                   750      46,347,538.15               9.81
               -------------------------------------------------------------------------------------------------------------------
               75,000.01 to 100,000.00                                                  594      53,402,172.93              11.30
               -------------------------------------------------------------------------------------------------------------------
               100,000.01 to 125,000.00                                                 246      27,438,210.43               5.81
               -------------------------------------------------------------------------------------------------------------------
               125,000.01 to 150,000.00                                                 233      32,181,021.07               6.81
               -------------------------------------------------------------------------------------------------------------------
               150,000.01 to 200,000.00                                                 229      40,095,275.61               8.49
               -------------------------------------------------------------------------------------------------------------------
               200,000.01 to 250,000.00                                                 139      31,612,896.29               6.69
               -------------------------------------------------------------------------------------------------------------------
               250,000.01 to 300,000.00                                                  77      21,147,323.02               4.48
               -------------------------------------------------------------------------------------------------------------------
               300,000.01 to 350,000.00                                                  34      11,146,107.01               2.36
               -------------------------------------------------------------------------------------------------------------------
               350,000.01 to 400,000.00                                                  31      11,718,430.54               2.48
               -------------------------------------------------------------------------------------------------------------------
               400,000.01 to 450,000.00                                                  17       7,216,788.09               1.53
               -------------------------------------------------------------------------------------------------------------------
               450,000.01 to 500,000.00                                                  31      14,903,493.45               3.15
               -------------------------------------------------------------------------------------------------------------------
               500,000.01 to 1,000,000.00                                                63      43,151,688.43               9.13
               -------------------------------------------------------------------------------------------------------------------
               1,000,000.01 to 1,500,000.00                                              10      12,041,079.58               2.55
               -------------------------------------------------------------------------------------------------------------------
               1,500,000.01 to 2,000,000.00                                               7      12,694,405.83               2.69
               -------------------------------------------------------------------------------------------------------------------
               2,000,000.01 to 2,500,000.00                                               1       2,447,148.99               0.52
               -------------------------------------------------------------------------------------------------------------------
               2,500,000.01 to 3,000,000.00                                               3       8,164,711.97               1.73
               -------------------------------------------------------------------------------------------------------------------
               3,500,000.01 to 4,000,000.00                                               1       4,000,000.00               0.85
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------

Average: 63,733.90

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----------------------------------------------------------------------------------------------------------------------------------

5. Geographic Location

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                                Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Geographic Location                                           Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               Alabama                                                                   55       2,432,041.50               0.51
               -------------------------------------------------------------------------------------------------------------------
               Alaska                                                                    18         503,777.81               0.11
               -------------------------------------------------------------------------------------------------------------------
               Arizona                                                                  133       6,464,636.47               1.37
               -------------------------------------------------------------------------------------------------------------------
               Arkansas                                                                   1         250,000.00               0.05
               -------------------------------------------------------------------------------------------------------------------
               California-Northern                                                      956      71,855,178.66              15.21
               -------------------------------------------------------------------------------------------------------------------
               California-Southern                                                    1,224      77,141,893.32              16.33
               -------------------------------------------------------------------------------------------------------------------
               Colorado                                                                 196      10,431,847.53               2.21
               -------------------------------------------------------------------------------------------------------------------
               Connecticut                                                              151      13,022,254.75               2.76
               -------------------------------------------------------------------------------------------------------------------
               Delaware                                                                  69       3,607,275.57               0.76
               -------------------------------------------------------------------------------------------------------------------
               District of Columbia                                                      27       2,797,780.97               0.59
               -------------------------------------------------------------------------------------------------------------------
               Florida                                                                  550      37,083,733.85               7.85
               -------------------------------------------------------------------------------------------------------------------
               Georgia                                                                  196      11,017,911.74               2.33
               -------------------------------------------------------------------------------------------------------------------
               Hawaii                                                                    73       6,324,452.36               1.34
               -------------------------------------------------------------------------------------------------------------------
               Idaho                                                                     18       1,015,363.30               0.21
               -------------------------------------------------------------------------------------------------------------------
               Illinois                                                                 306      13,601,386.58               2.88
               -------------------------------------------------------------------------------------------------------------------
               Indiana                                                                   55       3,480,264.36               0.74
               -------------------------------------------------------------------------------------------------------------------
               Iowa                                                                      16         651,752.79               0.14
               -------------------------------------------------------------------------------------------------------------------
               Kansas                                                                    44       1,669,542.04               0.35
               -------------------------------------------------------------------------------------------------------------------
               Kentucky                                                                  27       1,714,379.35               0.36
               -------------------------------------------------------------------------------------------------------------------
               Louisiana                                                                 31       1,960,965.19               0.42
               -------------------------------------------------------------------------------------------------------------------
               Maine                                                                     33       1,868,891.99               0.40
               -------------------------------------------------------------------------------------------------------------------
               Maryland                                                                 133      12,416,728.27               2.63
               -------------------------------------------------------------------------------------------------------------------
               Massachusetts                                                            189      15,856,327.40               3.36
               -------------------------------------------------------------------------------------------------------------------
               Michigan                                                                 255      15,081,588.42               3.19
               -------------------------------------------------------------------------------------------------------------------
               Minnesota                                                                202      10,156,918.15               2.15
               -------------------------------------------------------------------------------------------------------------------
               Mississippi                                                               16         816,028.16               0.17
               -------------------------------------------------------------------------------------------------------------------
               Missouri                                                                  76       3,283,542.23               0.69
               -------------------------------------------------------------------------------------------------------------------
               Montana                                                                   19         715,051.91               0.15
               ------------------------------------------------------------------------------------------------------------------
               Nebraska                                                                  14         730,337.19               0.15
               -------------------------------------------------------------------------------------------------------------------
               Nevada                                                                    73       4,833,710.17               1.02
               -------------------------------------------------------------------------------------------------------------------
               New Hampshire                                                             37       2,104,245.92               0.45
               -------------------------------------------------------------------------------------------------------------------
               New Jersey                                                               465      36,779,067.79               7.78
               -------------------------------------------------------------------------------------------------------------------
               New Mexico                                                                70       4,213,341.56               0.89
               -------------------------------------------------------------------------------------------------------------------
               New York                                                                 481      36,680,427.62               7.76
               -------------------------------------------------------------------------------------------------------------------
               North Carolina                                                           104       4,271,089.90               0.90
               -------------------------------------------------------------------------------------------------------------------
               North Dakota                                                               4         109,260.87               0.02
               -------------------------------------------------------------------------------------------------------------------
               Ohio                                                                      97       4,485,287.86               0.95
               -------------------------------------------------------------------------------------------------------------------
               Oklahoma                                                                  32       1,445,566.04               0.31
               -------------------------------------------------------------------------------------------------------------------
               Oregon                                                                    72       3,750,207.76               0.79
               -------------------------------------------------------------------------------------------------------------------
               Pennsylvania                                                             247      12,547,778.45               2.66
               -------------------------------------------------------------------------------------------------------------------
               Rhode Island                                                              21         883,133.33               0.19
               -------------------------------------------------------------------------------------------------------------------
               South Carolina                                                            50       1,855,289.76               0.39
               -------------------------------------------------------------------------------------------------------------------
               South Dakota                                                              10         289,777.27               0.06
               -------------------------------------------------------------------------------------------------------------------
               Tennessee                                                                 23       1,629,366.72               0.34
               -------------------------------------------------------------------------------------------------------------------
               Texas                                                                     78       3,087,105.26               0.65
               -------------------------------------------------------------------------------------------------------------------
               Utah                                                                      47       4,256,882.04               0.90
               -------------------------------------------------------------------------------------------------------------------
               Vermont                                                                   30       1,584,467.95               0.34
               -------------------------------------------------------------------------------------------------------------------
               Virginia                                                                 162       8,236,447.58               1.74
               -------------------------------------------------------------------------------------------------------------------
               Washington                                                               126       6,450,146.11               1.37
               -------------------------------------------------------------------------------------------------------------------
               West Virginia                                                             18         726,342.32               0.15
               -------------------------------------------------------------------------------------------------------------------
               Wisconsin                                                                 72       3,500,227.17               0.74
               -------------------------------------------------------------------------------------------------------------------
               Wyoming                                                                   11         788,393.03               0.17
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------


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----------------------------------------------------------------------------------------------------------------------------------

6. Range of Combined Loan-to-Value Ratios (%)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                     Percent of
                                                                                 Number of                         Mortgage Pool
                                                                                 Revolving       Cut-off Date        by Cut-off
               Range of Combined Loan-to-Value Ratios (%)                      Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               0                                                                         16       2,827,403.94               0.60
               -------------------------------------------------------------------------------------------------------------------
               0.01 to 5.00                                                               3         125,764.50               0.03
               -------------------------------------------------------------------------------------------------------------------
               5.01 to 10.00                                                             18       2,024,674.43               0.43
               -------------------------------------------------------------------------------------------------------------------
               10.01 to 15.00                                                            42       1,902,077.57               0.40
               -------------------------------------------------------------------------------------------------------------------
               15.01 to 20.00                                                            71       4,387,702.25               0.93
               -------------------------------------------------------------------------------------------------------------------
               20.01 to 25.00                                                            88       4,802,357.52               1.02
               -------------------------------------------------------------------------------------------------------------------
               25.01 to 30.00                                                            98       3,630,770.11               0.77
               -------------------------------------------------------------------------------------------------------------------
               30.01 to 35.00                                                           142       9,606,583.48               2.03
               -------------------------------------------------------------------------------------------------------------------
               35.01 to 40.00                                                           196      13,680,990.35               2.90
               -------------------------------------------------------------------------------------------------------------------
               40.01 to 45.00                                                           192      14,760,727.54               3.12
               -------------------------------------------------------------------------------------------------------------------
               45.01 to 50.00                                                           234      14,565,058.56               3.08
               -------------------------------------------------------------------------------------------------------------------
               50.01 to 55.00                                                           234      12,991,727.88               2.75
               -------------------------------------------------------------------------------------------------------------------
               55.01 to 60.00                                                           325      24,155,615.54               5.11
               -------------------------------------------------------------------------------------------------------------------
               60.01 to 65.00                                                           347      23,510,694.67               4.98
               -------------------------------------------------------------------------------------------------------------------
               65.01 to 70.00                                                           408      32,028,565.26               6.78
               -------------------------------------------------------------------------------------------------------------------
               70.01 to 75.00                                                           523      43,891,030.64               9.29
               -------------------------------------------------------------------------------------------------------------------
               75.01 to 80.00                                                           778      58,771,318.38              12.44
               -------------------------------------------------------------------------------------------------------------------
               80.01 to 85.00                                                           802      52,277,054.43              11.06
               -------------------------------------------------------------------------------------------------------------------
               85.01 to 90.00                                                         2,800     147,189,889.41              31.15
               -------------------------------------------------------------------------------------------------------------------
               90.01 to 95.00                                                            31       1,164,432.60               0.25
               -------------------------------------------------------------------------------------------------------------------
               95.01 to 100.00                                                           42       3,273,324.43               0.69
               -------------------------------------------------------------------------------------------------------------------
               100.01 to 105.00                                                          15         347,633.81               0.07
               -------------------------------------------------------------------------------------------------------------------
               105.01 to 110.00                                                           1          15,830.84               0.00
               -------------------------------------------------------------------------------------------------------------------
               110.01 >=                                                                  7         528,186.20               0.11
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 72.33

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----------------------------------------------------------------------------------------------------------------------------------

7. Range of Junior Ratios (%) (2nd Liens Only)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
               Range of Junior Ratios (%)                                      Revolving       Cut-off Date        by Cut-off
               (2nd Liens Only)                                              Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               0                                                                         65       6,204,639.24               1.92
               -------------------------------------------------------------------------------------------------------------------
               0.01 to 5.00                                                              10         105,303.21               0.03
               -------------------------------------------------------------------------------------------------------------------
               5.01 to 10.00                                                            123       3,349,127.69               1.04
               -------------------------------------------------------------------------------------------------------------------
               10.01 to 15.00                                                         1,125      30,685,829.76               9.52
               -------------------------------------------------------------------------------------------------------------------
               15.01 to 20.00                                                           488      16,473,954.60               5.11
               -------------------------------------------------------------------------------------------------------------------
               20.01 to 25.00                                                           550      23,721,233.96               7.36
               -------------------------------------------------------------------------------------------------------------------
               25.01 to 30.00                                                           622      29,488,093.79               9.14
               -------------------------------------------------------------------------------------------------------------------
               30.01 to 40.00                                                           962      48,296,254.86              14.98
               -------------------------------------------------------------------------------------------------------------------
               40.01 to 50.00                                                           714      56,524,155.14              17.53
               -------------------------------------------------------------------------------------------------------------------
               50.01 to 60.00                                                           497      43,574,095.30              13.51
               -------------------------------------------------------------------------------------------------------------------
               60.01 to 70.00                                                           285      29,114,134.55               9.03
               -------------------------------------------------------------------------------------------------------------------
               70.01 to 80.00                                                           183      18,493,946.68               5.74
               -------------------------------------------------------------------------------------------------------------------
               80.01 to 90.00                                                           130      10,211,231.96               3.17
               -------------------------------------------------------------------------------------------------------------------
               90.01 to 100.00                                                           90       6,216,375.03               1.93
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 5,844     322,458,375.77             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 42.02

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----------------------------------------------------------------------------------------------------------------------------------

8. Range of Loan Rates (%)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Range of Loan Rates (%)                                       Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               2.501 to 3.000                                                             1         216,000.00               0.05
               -------------------------------------------------------------------------------------------------------------------
               3.001 to 3.500                                                            13       3,235,985.12               0.68
               -------------------------------------------------------------------------------------------------------------------
               3.501 to 4.000                                                            21       7,474,189.34               1.58
               -------------------------------------------------------------------------------------------------------------------
               4.001 to 4.500                                                             4       2,748,508.83               0.58
               -------------------------------------------------------------------------------------------------------------------
               4.501 to 5.000                                                         4,049     361,537,286.14              76.52
               -------------------------------------------------------------------------------------------------------------------
               5.001 to 5.500                                                         1,837      55,868,016.63              11.82
               -------------------------------------------------------------------------------------------------------------------
               5.501 to 6.000                                                            78       7,330,235.54               1.55
               -------------------------------------------------------------------------------------------------------------------
               6.001 to 6.500                                                           657      15,796,830.75               3.34
               -------------------------------------------------------------------------------------------------------------------
               6.501 to 7.000                                                           379       4,566,041.17               0.97
               -------------------------------------------------------------------------------------------------------------------
               7.001 to 7.500                                                            80       3,276,639.93               0.69
               -------------------------------------------------------------------------------------------------------------------
               7.501 to 8.000                                                            67       2,641,820.78               0.56
               -------------------------------------------------------------------------------------------------------------------
               8.001 to 8.500                                                           108       4,299,308.09               0.91
               -------------------------------------------------------------------------------------------------------------------
               8.501 to 9.000                                                            17         434,035.80               0.09
               -------------------------------------------------------------------------------------------------------------------
               9.001 to 9.500                                                            14         490,259.51               0.10
               -------------------------------------------------------------------------------------------------------------------
               9.501 to 10.000                                                           22         650,672.74               0.14
               -------------------------------------------------------------------------------------------------------------------
               10.001 to 10.500                                                          15         456,314.31               0.10
               -------------------------------------------------------------------------------------------------------------------
               10.501 to 11.000                                                          11         357,782.33               0.08
               -------------------------------------------------------------------------------------------------------------------
               11.501 to 12.000                                                           6         252,325.94               0.05
               -------------------------------------------------------------------------------------------------------------------
               12.001 to 12.500                                                           6         183,634.14               0.04
               -------------------------------------------------------------------------------------------------------------------
               12.501 to 13.000                                                           3          93,113.20               0.02
               -------------------------------------------------------------------------------------------------------------------
               13.001 to 13.500                                                           3          86,745.16               0.02
               -------------------------------------------------------------------------------------------------------------------
               13.501 to 14.000                                                           7          98,846.98               0.02
               -------------------------------------------------------------------------------------------------------------------
               14.001 to 14.500                                                           6         133,534.02               0.03
               -------------------------------------------------------------------------------------------------------------------
               14.501 to 15.000                                                           6         160,397.65               0.03
               -------------------------------------------------------------------------------------------------------------------
               15.001 to 15.500                                                           1          14,236.37               0.00
               -------------------------------------------------------------------------------------------------------------------
               15.501 to 16.000                                                           1          38,484.07               0.01
               -------------------------------------------------------------------------------------------------------------------
               17.001 to 17.500                                                           1          18,169.80               0.00
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 5.012

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----------------------------------------------------------------------------------------------------------------------------------

9. Range of Gross Margins (%) (Prime Index Only)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
               Range of Gross Margins (%)                                      Revolving       Cut-off Date        by Cut-off
               (Prime Index Only)                                            Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               = -0.500                                                                   2       1,976,508.83               0.44
               -------------------------------------------------------------------------------------------------------------------
               -0.499 to 0.000                                                        4,039     360,840,132.86              80.49
               -------------------------------------------------------------------------------------------------------------------
               0.001 to 0.500                                                             4          66,718.59               0.01
               -------------------------------------------------------------------------------------------------------------------
               0.501 to 1.000                                                         1,916      63,240,080.52              14.11
               -------------------------------------------------------------------------------------------------------------------
               1.001 to 1.500                                                             9         224,531.40               0.05
               -------------------------------------------------------------------------------------------------------------------
               1.501 to 2.000                                                         1,027      20,210,013.62               4.51
               -------------------------------------------------------------------------------------------------------------------
               2.001 to 2.500                                                             3          57,108.90               0.01
               -------------------------------------------------------------------------------------------------------------------
               2.501 to 3.000                                                            31         916,028.89               0.20
               -------------------------------------------------------------------------------------------------------------------
               3.501 to 4.000                                                             9         515,530.35               0.11
               -------------------------------------------------------------------------------------------------------------------
               4.001 to 4.500                                                             1          54,788.24               0.01
               -------------------------------------------------------------------------------------------------------------------
               4.501 to 5.000                                                             7         194,110.74               0.04
               -------------------------------------------------------------------------------------------------------------------
               5.501 to 6.000                                                             2          34,364.32               0.01
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,050     448,329,917.26             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 0.199

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----------------------------------------------------------------------------------------------------------------------------------

10. Range of Gross Margins (%) (Libor Index Only)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
               Range of Gross Margins (%)                                      Revolving       Cut-off Date        by Cut-off
               (Libor Index Only)                                            Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               1.001 to 1.500                                                            10       2,566,094.42              21.11
               -------------------------------------------------------------------------------------------------------------------
               1.501 to 2.000                                                            26       8,882,080.04              73.06
               -------------------------------------------------------------------------------------------------------------------
               2.001 to 2.500                                                             1         250,000.00               2.06
               -------------------------------------------------------------------------------------------------------------------
               2.501 to 3.000                                                             1         458,261.08               3.77
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                    38      12,156,435.54             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 1.691

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----------------------------------------------------------------------------------------------------------------------------------

11. Maximum Mortgage Rates (%) Arms Only

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
               Maximum Mortgage Rates (%)                                      Revolving       Cut-off Date        by Cut-off
               Arms Only                                                     Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               7.75                                                                       3          62,926.65               0.01
               -------------------------------------------------------------------------------------------------------------------
               8.5                                                                        2          44,120.00               0.01
               -------------------------------------------------------------------------------------------------------------------
               9.5                                                                        1       1,000,000.00               0.22
               -------------------------------------------------------------------------------------------------------------------
               11.5                                                                       1               0.00               0.00
               -------------------------------------------------------------------------------------------------------------------
               12                                                                       168      22,777,514.62               4.95
               -------------------------------------------------------------------------------------------------------------------
               12.5                                                                       1           3,499.36               0.00
               -------------------------------------------------------------------------------------------------------------------
               13.375                                                                     1          77,294.42               0.02
               -------------------------------------------------------------------------------------------------------------------
               13.625                                                                     1       1,075,000.00               0.23
               -------------------------------------------------------------------------------------------------------------------
               15                                                                        18         665,051.91               0.14
               -------------------------------------------------------------------------------------------------------------------
               15.5                                                                       1          50,000.00               0.01
               -------------------------------------------------------------------------------------------------------------------
               16                                                                        96       3,579,406.30               0.78
               -------------------------------------------------------------------------------------------------------------------
               16.5                                                                       1           6,795.79               0.00
               -------------------------------------------------------------------------------------------------------------------
               17                                                                        13         706,291.45               0.15
               -------------------------------------------------------------------------------------------------------------------
               18                                                                     6,781     430,438,452.30              93.47
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,088     460,486,352.80             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 17.6497

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----------------------------------------------------------------------------------------------------------------------------------

12. Range of Credit Limit Utilization Ratios (%) (HELOCs Only)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
               Range of Credit Limit Utilization Ratios (%)                    Revolving       Cut-off Date        by Cut-off
               (HELOCs Only)                                                 Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               0                                                                        835       9,032,103.04               2.01
               -------------------------------------------------------------------------------------------------------------------
               0.01 to 5.00                                                             576       1,997,311.61               0.45
               -------------------------------------------------------------------------------------------------------------------
               5.01 to 10.00                                                            307       2,995,582.36               0.67
               -------------------------------------------------------------------------------------------------------------------
               10.01 to 15.00                                                           282       4,686,218.52               1.05
               -------------------------------------------------------------------------------------------------------------------
               15.01 to 20.00                                                           271       6,295,015.09               1.40
               -------------------------------------------------------------------------------------------------------------------
               20.01 to 25.00                                                           230       7,618,084.11               1.70
               -------------------------------------------------------------------------------------------------------------------
               25.01 to 30.00                                                           238       8,606,106.41               1.92
               -------------------------------------------------------------------------------------------------------------------
               30.01 to 35.00                                                           205       8,382,863.25               1.87
               -------------------------------------------------------------------------------------------------------------------
               35.01 to 40.00                                                           208       9,930,054.67               2.21
               -------------------------------------------------------------------------------------------------------------------
               40.01 to 45.00                                                           192       9,849,597.85               2.20
               -------------------------------------------------------------------------------------------------------------------
               45.01 to 50.00                                                           200      12,519,796.36               2.79
               -------------------------------------------------------------------------------------------------------------------
               50.01 to 55.00                                                           184      15,786,090.35               3.52
               -------------------------------------------------------------------------------------------------------------------
               55.01 to 60.00                                                           183      13,719,035.89               3.06
               -------------------------------------------------------------------------------------------------------------------
               60.01 to 65.00                                                           186      15,303,393.48               3.41
               -------------------------------------------------------------------------------------------------------------------
               65.01 to 70.00                                                           194      17,948,036.43               4.00
               -------------------------------------------------------------------------------------------------------------------
               70.01 to 75.00                                                           201      18,025,033.18               4.02
               -------------------------------------------------------------------------------------------------------------------
               75.01 to 80.00                                                           224      19,463,740.03               4.34
               -------------------------------------------------------------------------------------------------------------------
               80.01 to 85.00                                                           223      27,016,848.80               6.03
               -------------------------------------------------------------------------------------------------------------------
               85.01 to 90.00                                                           239      26,139,872.59               5.83
               -------------------------------------------------------------------------------------------------------------------
               90.01 to 95.00                                                           328      34,291,523.77               7.65
               -------------------------------------------------------------------------------------------------------------------
               95.01 to 100.00                                                        1,495     174,140,359.84              38.84
               -------------------------------------------------------------------------------------------------------------------
               100.01 to 105.00                                                          49       4,583,249.63               1.02
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,050     448,329,917.26             100.00
               -------------------------------------------------------------------------------------------------------------------

Total Credit Utilization Ratio: 47.58

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----------------------------------------------------------------------------------------------------------------------------------

13. Range of Credit Limits ($) (HELOCs Only)

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
               Range of Credit Limits ($)                                      Revolving       Cut-off Date        by Cut-off
               (HELOCs Only)                                                 Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               0                                                                         81       9,032,043.18               2.01
               -------------------------------------------------------------------------------------------------------------------
               0.01 to 25,000.00                                                        626       8,213,960.92               1.83
               -------------------------------------------------------------------------------------------------------------------
               25,000.01 to 50,000.00                                                 1,492      36,714,697.78               8.19
               -------------------------------------------------------------------------------------------------------------------
               50,000.01 to 75,000.00                                                   561      22,177,419.71               4.95
               -------------------------------------------------------------------------------------------------------------------
               75,000.01 to 100,000.00                                                2,090      79,412,470.22              17.71
               -------------------------------------------------------------------------------------------------------------------
               100,000.01 to 125,000.00                                                 271      18,750,956.12               4.18
               -------------------------------------------------------------------------------------------------------------------
               125,000.01 to 150,000.00                                                 461      34,562,463.04               7.71
               -------------------------------------------------------------------------------------------------------------------
               150,000.01 to 200,000.00                                                 533      43,911,149.06               9.79
               -------------------------------------------------------------------------------------------------------------------
               200,000.01 to 250,000.00                                                 242      28,141,287.64               6.28
               -------------------------------------------------------------------------------------------------------------------
               250,000.01 to 300,000.00                                                 211      27,027,669.15               6.03
               -------------------------------------------------------------------------------------------------------------------
               300,000.01 to 350,000.00                                                  71      11,083,019.00               2.47
               -------------------------------------------------------------------------------------------------------------------
               350,000.01 to 400,000.00                                                 100      15,576,866.96               3.47
               -------------------------------------------------------------------------------------------------------------------
               400,000.01 to 450,000.00                                                  36       4,890,853.59               1.09
               -------------------------------------------------------------------------------------------------------------------
               450,000.01 to 500,000.00                                                  78      15,442,792.67               3.44
               -------------------------------------------------------------------------------------------------------------------
               500,000.01 to 1,000,000.00                                               159      53,004,356.89              11.82
               -------------------------------------------------------------------------------------------------------------------
               1,000,000.01 to 1,500,000.00                                               9       5,332,362.58               1.19
               -------------------------------------------------------------------------------------------------------------------
               1,500,000.01 to 2,000,000.00                                              21      16,030,058.24               3.58
               -------------------------------------------------------------------------------------------------------------------
               2,000,000.01 to 2,500,000.00                                               2       3,633,609.55               0.81
               -------------------------------------------------------------------------------------------------------------------
               2,500,000.01 to 3,000,000.00                                               4      10,611,860.96               2.37
               -------------------------------------------------------------------------------------------------------------------
               3,500,000.01 to 4,000,000.00                                               2       4,780,020.00               1.07
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,050     448,329,917.26             100.00
               -------------------------------------------------------------------------------------------------------------------

Average: 133,655.11
Total: 942,268,514.31

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14. Range of Number of Months Since Origination

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Range of Number of Months Since Origination                   Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               0                                                                        627      33,969,451.82               7.19
               -------------------------------------------------------------------------------------------------------------------
               1 to 3                                                                 2,398     171,602,654.49              36.32
               -------------------------------------------------------------------------------------------------------------------
               4 to 6                                                                 1,797     136,059,470.19              28.80
               -------------------------------------------------------------------------------------------------------------------
               7 to 9                                                                   771      40,409,493.98               8.55
               -------------------------------------------------------------------------------------------------------------------
               10 to 12                                                                 435      23,996,223.15               5.08
               -------------------------------------------------------------------------------------------------------------------
               13 to 24                                                               1,008      62,322,548.87              13.19
               -------------------------------------------------------------------------------------------------------------------
               25 to 36                                                                 317       3,460,244.77               0.73
               -------------------------------------------------------------------------------------------------------------------
               37 to 48                                                                  60         639,327.07               0.14
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 5.9

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15. Range of Number of Months Remaining to Maturity

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Range of Number of Months Remaining to Maturity               Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               61 to 90                                                                 161         880,421.93               0.19
               -------------------------------------------------------------------------------------------------------------------
               91 to 120                                                              6,914     448,049,923.57              94.83
               -------------------------------------------------------------------------------------------------------------------
               121 to 150                                                                31         848,472.09               0.18
               -------------------------------------------------------------------------------------------------------------------
               151 to 180                                                               269      10,524,161.21               2.23
               -------------------------------------------------------------------------------------------------------------------
               271 to 300                                                                38      12,156,435.54               2.57
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 120.2

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16. Origination Year

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Origination Year                                              Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               1998                                                                       2          40,993.09               0.01
               -------------------------------------------------------------------------------------------------------------------
               1999                                                                     167       1,442,746.26               0.31
               -------------------------------------------------------------------------------------------------------------------
               2000                                                                     565      25,425,585.07               5.38
               -------------------------------------------------------------------------------------------------------------------
               2001                                                                   1,848     103,199,160.98              21.84
               -------------------------------------------------------------------------------------------------------------------
               2002                                                                   4,831     342,350,928.94              72.46
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------


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17. Lien Priority

               -------------------------------------------------------------------------------------------------------------------
                                                                                                                   Percent of
                                                                               Number of                         Mortgage Pool
                                                                               Revolving       Cut-off Date        by Cut-off
               Lien Priority                                                 Credit Loans        Balance          Date Balance
               -------------------------------------------------------------------------------------------------------------------
               1                                                                      1,569     150,001,038.57              31.75
               -------------------------------------------------------------------------------------------------------------------
               2                                                                      5,844     322,458,375.77              68.25
               -------------------------------------------------------------------------------------------------------------------
               Total:                                                                 7,413     472,459,414.34             100.00
               -------------------------------------------------------------------------------------------------------------------


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18. Range of Credit Scores

              -------------------------------------------------------------------------------------------------------------------
                                                                                                                  Percent of
                                                                              Number of                         Mortgage Pool
                                                                              Revolving       Cut-off Date        by Cut-off
              Range of Credit Scores                                        Credit Loans        Balance          Date Balance
              -------------------------------------------------------------------------------------------------------------------
              N/A                                                                       15         987,661.16               0.21
              -------------------------------------------------------------------------------------------------------------------
              476 to 500                                                                 3         129,101.21               0.03
              -------------------------------------------------------------------------------------------------------------------
              501 to 525                                                                10       1,151,268.41               0.24
              -------------------------------------------------------------------------------------------------------------------
              526 to 550                                                                14         473,065.49               0.10
              -------------------------------------------------------------------------------------------------------------------
              551 to 575                                                                57       2,751,015.64               0.58
              -------------------------------------------------------------------------------------------------------------------
              576 to 600                                                               132      14,142,207.33               2.99
              -------------------------------------------------------------------------------------------------------------------
              601 to 625                                                               286      19,901,812.99               4.21
              -------------------------------------------------------------------------------------------------------------------
              626 to 650                                                               336      24,644,050.04               5.22
              -------------------------------------------------------------------------------------------------------------------
              651 to 675                                                               618      50,398,321.35              10.67
              -------------------------------------------------------------------------------------------------------------------
              676 to 700                                                               961      66,651,383.18              14.11
              -------------------------------------------------------------------------------------------------------------------
              701 to 725                                                             1,123      73,518,694.51              15.56
              -------------------------------------------------------------------------------------------------------------------
              726 to 750                                                             1,067      66,587,966.88              14.09
              -------------------------------------------------------------------------------------------------------------------
              751 to 775                                                             1,255      73,825,235.82              15.63
              -------------------------------------------------------------------------------------------------------------------
              776 to 800                                                             1,189      59,599,489.95              12.61
              -------------------------------------------------------------------------------------------------------------------
              801 to 825                                                               334      17,129,034.82               3.63
              -------------------------------------------------------------------------------------------------------------------
              826 to 850                                                                13         569,105.56               0.12
              -------------------------------------------------------------------------------------------------------------------
              Total:                                                                 7,413     472,459,414.34             100.00
              -------------------------------------------------------------------------------------------------------------------

Weighted Average by Current Balance: 715.3
